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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 July 11, 2003

TROY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24413 (Commission File Number)	33-0807798 (I.R.S. Employer Identification Number)
2331 South Pullman Street Santa Ana, California (Address of Principal Executive Offices)	92705 (Zip Code)

(949) 250-3280
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this "Report"): 99.1 Press Release dated July 11, 2003.

Item 9.    Regulation FD Disclosure. (Information provided under Item 12—Results of Operations and Financial Condition).

        On July 11, 2003, Troy Group, Inc. (the "Company") issued a press release reporting financial results for the second quarter and six months ended May 31, 2003 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

        Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TROY GROUP, INC.
Dated: July 14, 2003	By:	/s/ PATRICK J. DIRK Patrick J. Dirk, Chairman

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure. (Information provided under Item 12—Results of Operations and Financial Condition).
SIGNATURES